UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

STERIS plc

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Your Vote Counts!
STERIS plc 2021 Annual General Meeting Vote by July 28, 2021 11:59 PM ET (4:59 a.m. Dublin Time on Thursday July 29, 2021). For shares held in a Plan, vote by July 26, 2021 11:59 PM ET.

STERIS plc 70 SIR JOHN ROGERSON’S QUAY DUBLIN 2, IRELAND (COMPANY NUMBER 595593)

D56217-P58182-Z80292

You invested in STERIS plc and it’s time to vote!

You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on July 29, 2021.

Get informed before you vote

View the Notice and Proxy Statement and Fiscal 2021 Annual Report and Director’s Report and Consolidated Financial Statements for the Year Ending March 31, 2021 online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 15, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. You will receive a paper or email copy, unless you previously elected not to receive copies.

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Re-election of Directors Nominees:	For
1a.	Richard C. Breeden
1b.	Daniel A. Carestio	For
1c.	Cynthia L. Feldmann	For
1d.	Christopher Holland	For
1e.	Dr. Jacqueline B. Kosecoff	For
1f.	Paul E. Martin	For
1g.	Dr. Nirav R. Shah	For
1h.	Dr. Mohsen M. Sohi	For
1i.	Dr. Richard M. Steeves	For

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending March 31, 2022.	For

3.	To appoint Ernst & Young Chartered Accountants as the Company’s Irish statutory auditor under the Act to hold office until the conclusion of the Company’s next Annual General Meeting.	For

4.	To authorize the Directors of the Company or the Audit Committee to determine the remuneration of Ernst & Young Chartered Accountants as the Company’s Irish statutory auditor.	For

5.

To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to the disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis and the tabular and narrative disclosure contained in the Company’s proxy statement dated June 14, 2021.

For

6.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D56218-P58182-Z80292